Subsequent Events (Unaudited)	12 Months Ended
Dec. 26, 2020
Subsequent Events [Abstract]
Subsequent Events (Unaudited)
NOTE 20: SUBSEQUENT EVENTS (UNAUDITED)
In July 2021, two amendments to the definitive agreement with a consortium led by STG for the purchase of the Enterprise Business were executed. The amendments modified certain provisions for assets and liabilities to be transferred as well as the timing and procedures for transfer of certain assets and employees in foreign jurisdictions in connection with the sale, and clarifying requirements for maintenance of such assets prior to transfer. The amendments also include certain other modifications or clarifications of the purchase agreement.
On July 27, 2021, we completed the sale of our Enterprise Business to STG for an all-cash purchase price of $4.0 billion. In connection with the transaction, we expect to recognize a gain in excess of $2 billion, net of taxes.
Subsequent to December 26, 2020, FTW declared and paid tax and excess cash distributions to its members in aggregate of $190 million. The distributions declared by FTW included $152 million to Continuing LLC Owners and $38 million to McAfee Corp. McAfee Corp. used its share to declare a dividend of $0.115 per share of Class A common stock in March 2021 and to declare a dividend of $0.115 per share of Class A common stock in June 2021. Both dividends were paid by McAfee Corp. subsequent to December 2020.
Subsequent to December 26, 2020, we have executed contracts with additional unconditional purchase commitments. As of June 26, 2021, including amounts associated with our discontinued operations, we have unconditional purchase obligations of $431 million that expire at various dates through 2026 and guarantees of $11 million that expire at various dates through 2028.
Subsequent to December 26, 2020, we recognized restructuring charges related to the reorientation of the Enterprise business that was initiated in December 2020. During the three and six months ended June 26, 2021, we recognized $2 million and $33 million in restructuring charges, respectively.